UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

August 24, 2005

Date of report (Date of earliest event reported)

ASCONI CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-23712	91-1395124
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

2200 Winter Springs Blvd, Suite 106-130, Oviedo, Florida 32765

(Address of principal executive offices, including zip code)

(407) 245 7379

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 24, 2005, the American Stock Exchange (“AMEX”) notified Asconi Corporation (the “Company”) that due to the Company’s failure to file its Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2005 within the prescribed timeframe, the Company was not in compliance with the currency in public reporting continued listing requirement under the AMEX Rules. The AMEX staff invited the Company to submit a plan of compliance addressing the continued listing deficiency by no later than September 8, 2005. The Company must regain its compliance with the AMEX listing requirements no later than October 6, 2005.

The Company had filed a Form 12b-25 Notification of Late Filing on August 16, 2005 in which it stated that the reason for the filing delay was the additional time required by the Company’s independent accountants to perform client retention procedures as a result of the recent CEO and CFO appointments. The need for the additional engagement retention procedures results from the recent changes in the Company’s Board of Directors and senior management compositions as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2005.

As discussed below under Item 4.01, on August 25, 2005 the Company was advised by Moore Stephens Lovelace, P.A (“MSL”) that MSL elected to resign from its engagement as the Company’s registered public accounting firm.

The Company plans to make a timely submission to the AMEX staff in which submission it will outline the timeframe within which the Company intends to cure the listing deficiency and to regain its compliance with the AMEX continued listing requirements. In the event the AMEX staff does not accept the Company’s plan of compliance, the AMEX staff will initiate delisting proceedings. There is no assurance that the AMEX staff will accept the Company’s plan of compliance or that, even if such plan is accepted, the Company will be able to implement the plan within the prescribed timeframe. The Company may appeal a staff determination to initiate such proceedings and seek a hearing before an AMEX panel. The time and place of such a hearing will be determined by the Panel. If the Panel does not grant the relief sought by the Company, its securities could be de-listed from the AMEX and may continue to be listed on the Pink Sheets trading system. The Company may also apply for listing on the OTC Bulletin Board Market when it regains currency in the public reporting.

Section 4 -Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 25, 2005 the Company was advised by MSL that MSL elected to resign from its engagement as the Company’s registered public accounting firm. MSL’s decision to resign was not the subject of any discussion by or with the Company’s Audit Committee prior to August 25, 2005.

MSL audited the Company’s financial statements as of and for the year ended December 31, 2004. During MSL’s engagement with the Company and in the subsequent interim period through August 25, 2005:

(i) MSL’s audit reports on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 2004, respectively, did not contain any adverse opinion or disclaimer of opinion; nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, and

(ii) the Company did not have any disagreements with MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSL, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

In addition, during MSL’s engagement with the Company and in the subsequent interim period through August 25, 2005, MSL did not advise the Company: (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information has come to MSL’s attention that had led it to no longer be able to rely on management’s representations, or that had made MSL unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of MSL’s audit; or (d) that information had come to MSL’s attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) might cause MSL to be unwilling to rely on management’s representations or to be associated with the Company’s financial statements, or that for any reason, the issue has not been resolved to MSL’s satisfaction prior to its engagement to resign from its engagement with the Company.

Subsequent to the change in the Company’s senior management, MSL initiated and was unable to complete its client continuance procedures; that has led MSL to no longer be able to rely on representations and/or made MSL unwilling to be associated with the financial statements prepared by the Company’s new management.

The Company has authorized MSL to respond fully to all inquiries from a successor auditor when one is engaged by the Company.

The Company has provided MSL with a copy of this Current Report on Form 8-K and has requested that MSL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter from MSL is filed as Exhibit 16.1 hereto.

Section 8 - Other Events

Item 8.01 Other Events

On August 29, 2005, the Company distributed a press release announcing the receipt of the AMEX deficiency notice as set forth in Item 3.01 above. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 MSL’s August 29, 2005 letter to the U.S. Securities and Exchange Commission.

99.1 Press release of Asconi Corporation dated August 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: August 29, 2005	By:	/s/ Nicolae Shterbets
Nicolae Shterbets
President and CEO